Exhibit 4.4
THIRD SUPPLEMENTAL INDENTURE (this “Third Supplemental Indenture”), dated as of December 11, 2024, by and among Crescent Energy Finance LLC, a Delaware limited liability company (the “Issuer”), the Guarantors party hereto (the “Guarantors”) and U.S. Bank Trust Company, National Association, a national banking association, as trustee (the “Trustee”).
W I T N E S S E T H
WHEREAS, each of the Issuer and the Guarantors (as defined in the Indenture referred to below) has heretofore executed and delivered to the Trustee an indenture, dated as of March 26, 2024 (the “Base Indenture”), providing for the issuance of 7.625% Senior Notes due 2032 (the “Existing 2032 Notes”), as supplemented by the first supplemental indenture, dated as of September 3, 2024 (the “First Supplemental Indenture”), and the second supplemental indenture, dated as of November 7, 2024 (the “Second Supplemental Indenture” and, collectively, with the First Supplemental Indenture and the Base Indenture, the “Indenture”);
WHEREAS, Section 2.01(d) of the Indenture provides that Additional Notes ranking pari passu with the Existing 2032 Notes may be created and issued from time to time by the Issuer (subject to the Issuer’s compliance with Section 4.09 of the Indenture) without notice to or consent of the Holders and shall be consolidated with and form a single class with the Existing 2032 Notes and shall have the same terms as to status, redemption or otherwise as the Existing 2032 Notes; and
WHEREAS, the Issuer and the Guarantors desire to execute and deliver this Third Supplemental Indenture for the purpose of issuing $400,000,000 in aggregate principal amount of additional notes, having terms substantially identical in all material respects to the Existing 2032 Notes (the “Additional Notes” and, together with the Existing 2032 Notes, the “Notes”); and
WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee is authorized to execute and deliver this Third Supplemental Indenture.
NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:
(1)Capitalized Terms. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.
(2)Additional Notes. As of the date hereof, the Issuer will issue, and the Trustee is directed to authenticate and deliver, the Additional Notes under the Indenture having the same terms as the Existing 2032 Notes. The Existing 2032 Notes and the Additional Notes shall be treated as a single class for all purposes under the Indenture. Copies of the Global Notes representing the Additional Notes are attached hereto as Exhibit A.
(3)Governing Law. THIS THIRD SUPPLEMENTAL INDENTURE WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
(4)Counterparts. The parties may sign any number of copies of this Third Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. This Third Supplemental Indenture may be executed in multiple counterparts, which, when taken together, shall constitute one instrument. The exchange of copies of this Third Supplemental

Indenture and of signature pages by facsimile or electronic (by ‘.pdf’ or other format) transmissions shall constitute effective execution and delivery of this Third Supplemental Indenture as to the parties hereto and may be used in lieu of the original Third Supplemental Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or electronically (by ‘.pdf’ or other format) shall be deemed to be their original signatures for all purposes.
(5)Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.
(6)The Trustee. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Third Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Issuer and the Guarantors.
(7)Continued Effect. Except as expressly supplemented and amended by this Third Supplemental Indenture, the Indenture shall continue in full force and effect in accordance with the provisions thereof, and the Indenture (as supplemented and amended by this Third Supplemental Indenture) is in all respects hereby ratified and confirmed. This Third Supplemental Indenture and all the terms and conditions of this Third Supplemental Indenture, with respect to the Notes, shall be and be deemed to be part of the terms and conditions of the Indenture for any and all purposes.
The remainder of this page is intentionally left blank.
[Third Supplemental Indenture Signature Page]

IN WITNESS WHEREOF, the parties hereto have caused this Third Supplemental Indenture to be duly executed, all as of the date first above written.

CRESCENT ENERGY FINANCE LLC, as Company

By: Crescent Energy OpCo LLC, its sole member

By: Crescent Energy Company, its managing member

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Chief Financial Officer

INDEPENDENCE MINERALS HOLDINGS LLC, as Guarantor

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Authorized Person

INDEPENDENCE MINERALS GP LLC, as Guarantor

By:	/s/ David Rockecharlie
Name: David Rockecharlie
Title: Vice President

INDEPENDENCE MINERALS L.P., as Guarantor

By: Independence Minerals GP LLC, its general partner

By:	/s/ David Rockecharlie
Name: David Rockecharlie
Title: Vice President
[Third Supplemental Indenture Signature Page]

INDEPENDENCE UPSTREAM HOLDINGS GP LLC, as Guarantor

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Authorized Person

INDEPENDENCE UPSTREAM HOLDINGS L.P., as Guarantor

By: Independence Upstream Holdings GP LLC, its general partner

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Authorized Person

INDEPENDENCE UPSTREAM GP LLC, as Guarantor

By:	/s/ Todd Falk
Name: Todd Falk
Title: Vice President

INDEPENDENCE UPSTREAM L.P., as Guarantor

By: Independence Upstream GP LLC, its general partner

By:	/s/ Todd Falk
Name: Todd Falk
Title: Vice President

COLT ADMIRAL A HOLDING GP LLC, as Guarantor

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Authorized Person
[Third Supplemental Indenture Signature Page]

COLT ADMIRAL A HOLDING L.P., as Guarantor

By: Colt Admiral A Holding GP LLC, its general partner

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Authorized Person

TITAN ENERGY HOLDINGS L.P., as Guarantor

By: Colt Admiral A Holding GP LLC, its general partner

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Authorized Person

EIGF MINERALS GP LLC, as Guarantor

By:	/s/ David Rockecharlie
Name: David Rockecharlie
Title: Vice President

EIGF MINERALS L.P., as Guarantor

By: EIGF MINERALS GP LLC, its general partner

By:	/s/ David Rockecharlie
Name: David Rockecharlie
Title: Vice President
[Third Supplemental Indenture Signature Page]

IE BUFFALO HOLDINGS LLC, as Guarantor

By:	/s/ David Rockecharlie
Name: David Rockecharlie
Title: Vice President

JAVELIN EF GP LLC, as Guarantor

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Authorized Person

JAVELIN EF L.P., as Guarantor

By: Javelin EF GP LLC, its general partner

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Authorized Person

CRESCENT PALO VERDE GP LLC, as Guarantor

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Authorized Person

CRESCENT PALO VERDE LP, as Guarantor

By: Crescent Palo Verde GP LLC, its general partner

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Authorized Person
[Third Supplemental Indenture Signature Page]

CRESCENT PALO VERDE AGGREGATOR L.P., as Guarantor

By: Crescent EFA GP LLC, its general partner

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Authorized Person

CRESCENT EFA GP LLC, as Guarantor

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Authorized Person

CRESCENT EF AGGREGATOR L.P., as Guarantor

By: Crescent EFA GP LLC, its general partner

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Authorized Person

JAVELIN OIL & GAS, LLC, as Guarantor

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Authorized Person

CRESCENT EFA HOLDINGS LLC, as Guarantor

By: Javelin Oil & Gas, LLC, its sole member

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Authorized Person
[Third Supplemental Indenture Signature Page]

CRESCENT ENERGY MARKETING, LLC, as Guarantor

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Authorized Person

SPRINGFIELD GS HOLDINGS LLC, as Guarantor

By: Javelin EF L.P., its sole member

By: Javelin EF GP LLC, its general partner

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Authorized Person

VINE ROYALTY GP LLC, as Guarantor

By:	/s/ David Rockecharlie
Name: David Rockecharlie
Title: Vice President

VINE ROYALTY L.P., as Guarantor

By: Vine Royalty GP LLC, its general partner

By:	/s/ David Rockecharlie
Name: David Rockecharlie
Title: Vice President

CONTANGO CRESCENT RENEE LLC, as Guarantor

By:	/s/ Todd Falk
Name: Todd Falk
Title: Senior Vice President
[Third Supplemental Indenture Signature Page]

RENEE ACQUISITION LLC, as Guarantor

By:	/s/ David Rockecharlie
Name: David Rockecharlie
Title: Vice President

CMP LEGACY CO. LLC, as Guarantor

By:	/s/ Todd Falk
Name: Todd Falk
Title: Vice President, Finance

DMA ROYALTY INVESTMENTS L.P., as Guarantor

By: Independence Minerals GP LLC, its general partner

By:	/s/ David Rockecharlie
Name: David Rockecharlie
Title: Vice President

FALCON HOLDING L.P., as Guarantor

By: Independence Minerals GP LLC, its general partner

By:	/s/ David Rockecharlie
Name: David Rockecharlie
Title: Vice President

MINERAL ACQUISITION COMPANY I, L.P., as Guarantor

By: Independence Minerals GP LLC, its general partner

By:	/s/ David Rockecharlie
Name: David Rockecharlie
Title: Vice President
[Third Supplemental Indenture Signature Page]

NEWARK HOLDING AGENT CORP., as Guarantor

By:	/s/ Todd Falk
Name: Todd Falk
Title: Authorized Person

IE L MERGER SUB LLC, as Guarantor

By:	/s/ Todd Falk
Name: Todd Falk
Title: Senior Vice President

CONTANGO RESOURCES, LLC, as Guarantor

By:	/s/ Todd Falk
Name: Todd Falk
Title: Senior Vice President

CONTANGO MIDSTREAM COMPANY, LLC, as Guarantor

By:	/s/ Todd Falk
Name: Todd Falk
Title: Senior Vice President

CONTARO COMPANY, LLC, as Guarantor

By:	/s/ Todd Falk
Name: Todd Falk
Title: Senior Vice President
[Third Supplemental Indenture Signature Page]

CONTANGO ALTA INVESTMENTS, LLC, as Guarantor

By:	/s/ Todd Falk
Name: Todd Falk
Title: Senior Vice President

CONTANGO AGENTCO ONSHORE, INC., as Guarantor

By:	/s/ Charles L. McLawhorn, III
Name: Charles L. McLawhorn, III
Title: General Counsel

FOURPASS ENERGY LLC, as Guarantor

By: Crescent Energy Finance LLC, its sole member

By:	/s/ Todd Falk
Name: Todd Falk
Title: Chief Accounting Officer

CMP VENTURE CO. LLC, as Guarantor

By:	/s/ Todd Falk
Name: Todd Falk
Title: Vice President, Finance

CONTANGO CRESCENT VENTURECO I LLC, as Guarantor

By:	/s/ Todd Falk
Name: Todd Falk
Title: Senior Vice President
[Third Supplemental Indenture Signature Page]

IE BUFFALO MINERALS LLC, as Guarantor

By: IE Buffalo Holdings, LLC, its managing member

By:	/s/ David Rockecharlie
Name: David Rockecharlie
Title: Vice President

NEWARK C-I HOLDING L.P., as Guarantor

By: Crescent EFA GP LLC

By:	/s/ David Rockecharlie
Name: David Rockecharlie
Title: Vice President

NEWARK ACQUISITION GP I LLC, as Guarantor

By:	/s/ David Rockecharlie
Name: David Rockecharlie
Title: Vice President

NEWARK ACQUISITION I L.P., as Guarantor

By: Newark Acquisition GP I LLC, its general partner

By:	/s/ David Rockecharlie
Name: David Rockecharlie
Title: Vice President

RENEE HOLDING GP LLC, as Guarantor

By:	/s/ David Rockecharlie
Name: David Rockecharlie
Title: Vice President
[Third Supplemental Indenture Signature Page]

RENEE C-I HOLDING L.P., as Guarantor

By: Renee Holding GP LLC, its general partner

By:	/s/ David Rockecharlie
Name: David Rockecharlie
Title: Vice President

BRIDGE ENERGY HOLDINGS LLC, as Guarantor

By:	/s/ Randall Breitenbach
Name: Randall Breitenbach
Title: President

BRIDGE ENERGY LLC, as Guarantor

By: Bridge Energy Holdings LLC, its sole member

By:	/s/ Randall Breitenbach
Name: Randall Breitenbach
Title: President

RENEE C-I HOLDING AGENT CORP., as Guarantor

By:	/s/ Todd Falk
Name: Todd Falk
Title: Authorized Person

CRESCENT CONVENTIONAL LLC, as Guarantor

By:	/s/ Todd Falk
Name: Todd Falk
Title: Vice President, Finance
[Third Supplemental Indenture Signature Page]

MADDEN ASSETCO LLC, as Guarantor

By: Contango Crescent VentureCo I LLC, its sole member

By:	/s/ Todd Falk
Name: Todd Falk
Title: Senior Vice President

MADDEN AGENTCO INC., as Guarantor

By:	/s/ Todd Falk
Name: Todd Falk
Title: Senior Vice President

JAVELIN VENTURECO, LLC, as Guarantor

By:	/s/ Todd Falk
Name: Todd Falk
Title: Vice President, Finance

CRESCENT UINTA, LLC, as Guarantor

By: Javelin VentureCo, LLC, its sole member

By:	/s/ Todd Falk
Name: Todd Falk
Title: Vice President, Finance

ARTEMIS MERGER SUB II LLC, as Guarantor

By:	/s/ Todd Falk
Name: Todd Falk
Title: Senior Vice President
[Third Supplemental Indenture Signature Page]

SILVERBOW AGENTCO INC., as Guarantor

By:	/s/ Todd Falk
Name: Todd Falk
Title: Senior Vice President

SILVERBOW RESOURCES OPERATING, LLC, as Guarantor

By:	/s/ Todd Falk
Name: Todd Falk
Title: Senior Vice President

CRESCENT GLADIATOR LLC, as Guarantor

By:	/s/ Todd Falk
Name: Todd Falk
Title: Vice President, Finance

CRESCENT ENERGY SERVICES LLC, as Guarantor

By:	/s/ Todd Falk
Name: Todd Falk
Title: Vice President, Finance
[Third Supplemental Indenture Signature Page]

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:	/s/ Brian T. Jensen
	Name:	Brian T. Jensen
	Title:	Vice President
[Third Supplemental Indenture Signature Page]